Exhibit 4.2

Specimen Common Stock Certficate

SPECIMEN

COMMON STOCK

NUMBER [CLINICAL DATA LOGO] SHARES

CD-                                     CLINICAL DATA, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 18725U 10 9

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This Certifies that

is the owner of

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FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE $.01 EACH OF

CLINICAL DATA, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[CLINICAL DATA, INC. SEAL]

Date:

/s/ Caesar J. Belbel	/s/ Israel M. Stein
Secretary	Chairman of the Board

Countersigned and Registered:
AMERICAN STOCK TRANSFER AND TRUST COMPANY Transfer Agent and Registrar
Authorized Signature

CLINICAL DATA, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT ------- Custodian --------

TEN ENT – as tenants by the entireties (Cust.) (Minor)

JT TEN – as joint tenants with right of under Uniform Gift to Minors with right of survivorship and not Act -----------------------

as tenants in common (State)

Additional abbreviations may also be used though not in the above list.

For value received, ---------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

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Please print or type in name and address including postal zip code of assignee

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-----------------------------------------------------------------------Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ---------------------------------------------------------------------Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

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NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate, in every particular, without alteration or enlargement, or any change whatever.

The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.